Exhibit 10.1

JOINDER TO CONTRIBUTION AGREEMENT

JOINDER TO CONTRIBUTION AGREEMENT (this “Joinder”), effective as of February 3, 2016, is made by and among Mattress Firm Holding Corp., a Delaware corporation (“Parent”), Mattress Firm, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Buyer”), Adam Blank (“Original Contributor”), Adam Blank, as trustee of the Adam Blank 2012 GRAT (the “GRAT Trust”), and Andrew Singer and Diane Weissman, as trustees of the Adam Blank 2012 Dynasty Trust (together with the GRAT Trust, the “Additional Contributors”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Contribution Agreement hereinafter referenced.

RECITALS

WHEREAS, Parent, Buyer, and Original Contributor are parties to that certain Contribution Agreement, dated as of November 25, 2015 (the “Contribution Agreement”); and

WHEREAS, pursuant to Section 8(a) of the Contribution Agreement, Parent, Buyer, and Original Contributor desire to and agree to execute this Joinder in order to have each Additional Contributor join the Contribution Agreement and to amend certain provisions of the Contribution Agreement.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Contribution Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.                                      Each Additional Contributor acknowledges that it has been provided a copy of the Contribution Agreement.

2.                                      Each Additional Contributor shall be a Contributor for all purposes of the Contribution Agreement, effective from the date hereof, and each agrees to perform all of the obligations of a Contributor under, and to be bound in all respects by the terms of, the Contribution Agreement applicable to a Contributor (including all representations and warranties given by a Contributor set forth therein), all of which terms are incorporated herein by reference, as if each Additional Contributor was an original signatory thereto.  Each Additional Contributor, as of the date hereof, hereby agrees to be bound by all of the terms, provisions and conditions applicable to a Contributor contained in the Contribution Agreement.

3.                                      From and after the date hereof, all references to the “Contributor,” or each individual “Contributor,” in the Contribution Agreement shall be deemed to include, in addition to the Original Contributor, each Additional Contributor, as if such Additional Contributor was an original signatory thereto.

4.                                      Each Additional Contributor hereby represents and confirms that the representations and warranties of such Additional Contributor made by it in the Contribution Agreement are true and correct in all material respects as they relate to such Additional Contributor on and as of the date hereof (and after giving effect hereto), as if set forth herein in their entirety.

5.                                      Section 1(b) of the Contribution Agreement is amended and restated in its entirety to read as follows:

“Rollover Equity Investment.  Contemporaneously with the Closing, Contributor shall contribute, transfer and assign to Buyer all of his right, title, and interest in and to the Contributed Units, free and clear of all Encumbrances other than restrictions on transfer under applicable state or federal securities Laws or under any organizational documents of the Company (the “Unit Contribution”), in exchange for a number of shares of common stock of Parent (the “Parent Stock”) in the amount equal to (i) the Elected Amount, divided by (ii) $35.75. The shares of Parent Stock to be issued to Contributor shall be issued free and clear of all Encumbrances other than restrictions on transfer under applicable state or federal securities Laws or under any organizational documents of Parent or other Encumbrances created by Contributor.”

6.                                      This Joinder and all disputes or controversies arising out of or relating to this Joinder or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

7.                                      This Joinder may be executed in two (2) or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one (1) or more counterparts have been signed by each of the parties and delivered to the other parties.

8.                                      The terms of Section 8(c) of the Contribution Agreement are incorporated herein.  All communications and notices hereunder to each Additional Contributor shall be given to such Authorized Contributor at the address set forth below:

(i)             Adam Blank 2012 GRAT

c/o Adam Blank, as trustee

1000 South Oyster Bay Road

Hicksville, NY 11801

Attention: Adam Blank

Facsimile: (516) 861-8810

E-mail: ABlank@sleepys.com

(ii)          Adam Blank 2012 Dynasty Trust

c/o Andrew Singer and Diane Weissman, as trustees

1000 South Oyster Bay Road

Hicksville, NY 11801

Attention: Adam Blank

Facsimile: (516) 861-8810

E-mail: ABlank@sleepys.com

9.                                      This Joinder, the Contribution Agreement (as amended herein) and the Purchase Agreement, as amended (including the exhibits, schedules and disclosure letters thereto), set forth the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all previous understandings, written or oral, with respect thereto.  Except as expressly amended above, the Contribution Agreement shall continue in full force and effect.  Nothing in this Joinder shall be construed to amend, modify or waive any provision of the Contribution Agreement other than those specifically amended as set forth above.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK — SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each undersigned Additional Contributor has caused this Joinder to be duly executed and delivered by its trustee(s) thereunto duly authorized as of the date first set forth above.

ADAM BLANK 2012 GRAT

By:	/s/ Adam Blank
Name:	Adam Blank
Title:	Trustee

ADAM BLANK 2012 DYNASTY TRUST

By:	/s/ Andrew Singer
Name:	Andrew Singer
Title:	Trustee

By:	/s/ Diane Weissman
Name:	Diane Weissman
Title:	Trustee

[Signature Page to Joinder to Contribution Agreement]

IN WITNESS WHEREOF, each undersigned has caused this Joinder to be duly executed and delivered as of the date first set forth above.

/s/ Adam Blank
Adam Blank

MATTRESS FIRM, INC.

By:	/s/ R. Stephen Stagner
Name:	R. Stephen Stagner
Title:	Chief Executive Officer

MATTRESS FIRM HOLDING CORP.

By:	/s/ R. Stephen Stagner
Name:	R. Stephen Stagner
Title:	Chief Executive Officer

[Signature Page to Joinder to Contribution Agreement]